UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 5, 2000
               Date of Report (Date of earliest event reported)

                       SOUND SOURCE INTERACTIVE, INC.
           (Exact name of registrant as specified in its charter)

        Delaware                 0-28604                   95-4264046
(State or other jurisdiction   (Commission              (IRS Employer of
incorporation)                  File Number)            Identification No.)

         26115 Mureau Road, Suite B, Calabasas, California  91302-3126
              (Address of principal executive offices)      (Zip Code)


                                (818) 878-0505
            (Registrant's telephone number, including area code)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As previously reported, on November 29, 1999, Deloitte & Touche LLP ("D & T") resigned as the principal accountant to audit the Company's financial statements. On May 5, 2000, the Company engaged BDO Seidman, LLP ("BDO Seidman") as the principal accountant to audit the Company's financial statements.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Sound Source Interactive, Inc.

                                 By: /s/ Jeffrey Court
                                     -------------------------------
                                      Jeffrey Court, Vice President of
                                      Finance and Acting Chief
                                      Financial Officer


Date: May 11, 2000